Exhibit 77C
          Kemper High Yield Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-2786
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              273,363,264
                       WITHHELD           6,951,814

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              273,699,642
                       WITHHELD           6,615,436

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              273,503,422
                       WITHHELD           6,811,656

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              273,615,548
                       WITHHELD           6,699,530

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              273,643,579
                       WITHHELD           6,671,499

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR              273,223,107
                       WITHHELD           7,091,971












          Exhibit 77C
          Kemper High Yield Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-2786
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              273,195,075
                       WITHHELD           7,120,003

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              273,531,453
                       WITHHELD           6,783,625

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR              273,755,705
                       WITHHELD           6,559,373


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR              266,123,008
                       AGAINST            3,460,807
                       ABSTAIN           10,731,263




























          Exhibit 77C
          Kemper High Yield Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-2786
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         -----------
                    FOR          260,189,422
                    AGAINST        6,005,500
                    ABSTAIN       14,120,155


          Item 4B:  New Rule 12B-1 Distribution Plan (For Class B
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR          68,735,249
                    AGAINST       2,463,794
                    ABSTAIN       4,757,412


          Item 4C:  New Rule 12B-1 Distribution Plan (For Class C
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR             869,271
                    AGAINST          18,634
                    ABSTAIN          79,751






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